UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported): February 5, 2007

                            PRO-FAC COOPERATIVE, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    New York
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                 (State or Other Jurisdiction of Incorporation)

         0-20539                                         16-6036816
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(Commission File Number)                      (IRS Employer Identification No.)


     590 WILLOW BROOK OFFICE PARK, FAIRPORT, NEW YORK              14450
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     (Address of Principal Executive Offices)                    (Zip Code)

                                 (585) 218-4210
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 5, 2007, Pro-Fac Cooperative, Inc. (the "Cooperative") issued a press release to report its financial results for the Cooperative's fiscal quarter ended December 23, 2006. A copy of the press release is furnished by this Current Report on Form 8-K and is attached to this Report as Exhibit 99.1.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) EXHIBITS.


    Exhibit         Press  Release  issued  by  Pro-Fac  Cooperative,   Inc.  on
    99.1            February 5, 2007  announcing  its financial  results for the fiscal quarter ended December 23, 2006.


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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PRO-FAC COOPERATIVE, INC.


February 5, 2007                    By: /s/ STEPHEN R. WRIGHT
                                       -----------------------------------------

                                    Stephen R. Wright, Chief Executive Officer,
                                    Chief Financial Officer, General Manager and
                                    Secretary (Principal Executive Officer and
                                    Principal Financial Officer)


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